USA Mutuals All Seasons Fund

Institutional Class – UNAVX

Class Z – ZNAVX*

*Class Z Shares are not currently offered for sale.

USA Mutuals Vice Fund

Institutional Class – VICVX

Investor Class – VICEX

Class A – VICAX

Class C – VICCX

Each a series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated January 31, 2025

To the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
of USA Mutuals All Seasons Fund and USA Mutuals Vice Fund (each a “Fund,” and collectively, the “Funds”), each dated July 29, 2024, as supplemented

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The investment advisory agreement between USA Mutuals Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds, has terminated pursuant to its terms. The Board of Trustees of the Trust unanimously approved: (1) an interim advisory agreement (the “Interim Advisory Agreement”) between the Adviser and the Trust, on behalf of the Funds, at a meeting held on January 14, 2025; and (2) a new advisory agreement (the “New Advisory Agreement”) between the Adviser and the Trust, on behalf of the Funds, the latter of which is subject to approval of each Fund’s shareholders, at a meeting held on January 23, 2025. The terms of the Interim Advisory Agreement and New Advisory Agreement are substantially similar to the former advisory agreement except for the date of execution, effectiveness, term, and, with respect to the Interim Advisory Agreement, certain provisions addressing the requirements of Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Interim Advisory Agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days from the termination of the former advisory agreement or until shareholders of the Funds approve the New Advisory Agreement between the Adviser and the Trust, on behalf of the Funds. Shareholders of the Funds will be asked to approve the New Advisory Agreement at a special meeting of shareholders expected to be held late in the second quarter or early in the third quarter of 2025. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process or advisory fees.

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You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and SAI, each dated July 29, 2024, as supplemented, which provide information that you should know about the Funds before investing. The Funds’ Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.usamutuals.com or by calling 1-866-264-8783.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE